SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _____________

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) July 22, 2005
                                                          -------------


                         VELOCITY ASSET MANAGEMENT, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in Charter)



          Delaware                     000-161570                65-0008442
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(State of other Jurisdiction      (Commission file no.)        (IRS employer
      of incorporation)                                      identification no.)


     48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ               07446
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        (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (201-760-6306)
                                                           ---------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Result of Operations and Financial Condition.

        On July 22, 2005, Velocity Asset Management, Inc. (the "Company") announced that it has revised its accounting for certain debt exchange transactions completed in August 2004 and restated its financial statements for the three month period ended September 30, 2004 and the year ended December 31, 2004. The restatement consists of an adjustment to recognize a loss on debt extinguishment recorded in the third quarter of 2004 to comply with APB 26 "Early Extinguishment of Debt."

        The addition of the loss on debt extinguishment resulted from the need to apply the accounting principles in paragraph 20 of APB 26 in determining the difference between the reacquisition price and the net carrying amount of the extinguished debt related to the August 12, 2004 exchange in which $3,676,252 in outstanding debt was exchanged for 4,084,724 shares of the Company's common stock at $0.90 per share. After further evaluation, the Company determined that APB 26 requires that a loss be computed using the August 12, 2004 OTCBB market price of $1.60 per share for VCYA.ob common stock, resulting in a non-cash loss of $2,859,307 due to the difference between the $1.60 OTCBB market price and the $0.90 per share used in the negotiated exchange. This loss generates a permanent timing difference between book and tax reporting.

        The effect of the adjustment for the nine month period ended September 30, 2004 was a decrease from a net income of $382,492 to a net loss of ($2,476,815) which resulted in a decrease in basic earnings per share for the nine months ended September 30, 2004 from $0.01 to ($0.08) or a $0.09 decrease and a decrease in diluted earnings per share from $0.01 to ($0.06) or a $0.07 decrease.

        The effect of the adjustment for the three month period ended September 30, 2004 was a decrease from a net income of $189,282 to a net loss of ($2,670,025) which resulted in a decrease in basic earnings per share for the three months ended September 30, 2004 from $0.01 to ($0.20) or a $0.21 decrease and a decrease in diluted earnings per share from $0.00 to ($0.05) or a $0.05 decrease.

        The restatement had no impact on the Company's cash position and revenue as previously reported for the three month period and the nine month period ended September 30, 2004.


Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

        On July 22, 2005, the Board of Directors of Velocity Asset Management, Inc. concluded and announced that the financial statements for the three month period ended September 30, 2004 and the year ended December 31, 2004 should no longer be relied upon because of an error in such financial statements as addressed in Accounting Principles Board Opinion No. 20. The restatement of the related financial statements for such periods consists of an adjustment to recognize a loss on debt extinguishment recorded in the third quarter of 2004 to comply with APB 26 "Early Extinguishment of Debt."

        The addition of the loss on debt extinguishment resulted from the need to apply the accounting principles in paragraph 20 of APB 26 in determining the difference between the reacquisition price and the net carrying amount of the extinguished debt related to the August 12, 2004 exchange in which $3,676,252 in outstanding debt was exchanged for 4,084,724 shares of the Company's common stock at $0.90 per share. After further evaluation, the Company determined that APB 26 requires that a loss be computed using the August 12, 2004 OTCBB market price of $1.60 per share for VCYA.ob common stock, resulting in a non-cash loss of $2,859,307 due to the difference between the $1.60 OTCBB market price and the $0.90 per share used in the negotiated exchange. This loss generates a permanent timing difference between book and tax reporting. Upon discussion of this matter with the Company's independent auditors, the Company's independent auditors concurred that paragraph 20 of APB 26 is the appropriate accounting standard for determining the accounting for these transactions.

        The effect of the adjustment for the nine month period ended September 30, 2004 was a decrease from a net income of $382,492 to a net loss of ($2,476,815) which resulted in a decrease in basic earnings per share for the nine months ended September 30, 2004 from $0.01 to ($0.08) or a $0.09 decrease and a decrease in diluted earnings per share from $0.01 to ($0.06) or a $0.07 decrease.

        The effect of the adjustment for the three month period ended September 30, 2004 was a decrease from a net income of $189,282 to a net loss of ($2,670,025) which resulted in a decrease in basic earnings per share for the three months ended September 30, 2004 from $0.01 to ($0.20) or a $0.21 decrease and a decrease in diluted earnings per share from $0.00 to ($0.05) or a $0.05 decrease.

        The effect of the adjustment for the year ended December 31, 2004 was a decrease from a net income of $154,192 to a net loss of ($2,705,115) which resulted in a decrease in basic earnings per share for the year ended December 31, 2004 from $0.01 to ($0.10) or an $0.11 decrease and a decrease in diluted earnings per share from $0.00 to ($0.07) or a $0.07 decrease.


Item 8.01  Other Events

        On July 22, 2005, the Company issued a press release announcing the Company's revised accounting for certain debt exchange transactions completed in August 2004. A copy of the press release, entitled "Velocity Revises Accounting Treatment of Debt Exchange Transactions; No Impact on Cash Position or Revenue" is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits

        (a)    Not Applicable.

        (b)    Not Applicable.

        (c)    Exhibits

               Number      Description
               ------      -----------
               99.1        Press Release of Velocity Asset Management, Inc.
                           dated July 22, 2004, incorporated by reference from
                           Exhibit 99.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commmission on July 22, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VELOCITY ASSET MANAGEMENT, INC.



                                        /s/ JOHN C. KLEINERT
                                        ---------------------------------------
                                        John C. Kleinert
                                        Chief Executive Officer


                              Dated: July 29, 2005